CytoSorbents Investor Presentation

June 2011

OTCBB: CTSO

Cyto Sorbents Corporation

Working to Save Lives

Through

Blood Purification

Safe Harbor Statement

Statements in this presentation regarding CytoSorbents Corporation and its operating subsidiary CytoSorbents, Inc that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. It is routine for our internal projections and expectations to change.
Although these expectations may change, we are under no obligation to inform you if they do. Actual events or results may differ materially from those contained in the projections or forward-looking statements. The following factors, among others, could cause our actual results to differ materially from those described in a forward-looking statement: our history of losses; potential fluctuations in our quarterly and annual results; competition, inability to achieve regulatory approval for our device, technology systems beyond our control and technology-related defects that could affect the companies’ products or reputation; risks related to adverse business conditions; our dependence on key employees; competition for qualified personnel; the possible unavailability of financing as and if needed; and risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties.  This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to a discussion of important risk factors detailed in the
Company’s Form 10-K filed with the Securities and Exchange Commission on May 31,
2011 and other reports and documents filed from time to time by us, which are available online at www.sec.gov.

CytoSorbents Overview

CytoSorbents is a critical care-focused device company

using blood purification to treat disease, with its first

E.U. approved product, CytoSorb™

The heart of the technology is a biocompatible,

highly porous, polymer bead that can remove

a wide range of toxic substances such as

drugs, cytokines, and toxins

from blood and physiologic fluids

based on pore capture and surface adsorption

Obtain venous access with temporary dialysis catheter

Pump blood through the cartridge with standard pumps

The polymer beads remove toxic substances

“Purified” blood is pumped back into the patient

Can treat 20-30 total blood volumes per treatment

Each treatment uses a new cartridge

The polymer beads are packed into cartridges compatible

with standard hemodialysis machines or blood pumps

Concept is Simple But Elegant

Achieved European CE Mark approval for CytoSorb™ as an extracorporeal cytokine filter, in clinical situations where cytokines are elevated

Completed our targeted 100 patient enrollment of our European Sepsis Trial comparing CytoSorb hemoperfusion with SOC vs SOC alone

In an interim analysis, successfully achieved the primary endpoint of the trial, demonstrating  an average 49.1% IL-6 removal compared to control (p=0.01)

Currently ramping CytoSorb™ commercial production under ISO 13485 Full
Quality Systems certification of manufacturing and quality systems

Planning a controlled-market release of CytoSorb™ in Germany later this year

Responded to DARPA’s “Dialysis-Like Therapeutics” broad agency announcement for new sepsis therapies as part of a multi-institutional application and collaboration

Increased our IP portfolio to 29 issued US patents with multiple apps pending.
Broadened the applications for our technology with an active R&D program

Recent Company Highlights

Management Team

Phillip Chan, MD, PhD – Chief Executive Officer and President

          Board-certified internal medicine physician. MD/PhD from Yale School of Medicine.
Internal Medicine residency at the Beth Israel Deaconess Medical Center at Harvard.
Former Partner at NJTC Venture Fund heading up healthcare and life science investments for five years. Co-founder of the venture-backed medical device firm, Andrew Technologies

Robert Bartlett, MD - Chief Medical Officer

          World-renowned as the pioneer in extracorporeal membrane oxygenation therapy (ECMO)
and the former Director of the Surgical Intensive Care Unit at University of Michigan, with extensive experience in critical care medicine including the treatment of sepsis and respiratory disease

Vincent Capponi, MS - Chief Operating Officer

          More than 20 years experience in the medical device, pharmaceutical and imaging fields at
Upjohn, Sims Deltec and Sabratek with strengths in operations and manufacturing

David Lamadrid, MBA - Chief Financial Officer

          Over 18 years of business experience in finance and management, previously at Chase
Manhattan Bank

Medical Advisory Board

John Kellum, MD

Emil Paganini, MD

Joseph Parrillo, MD

Claudio Ronco, MD

Thomas Stewart, MD

Professor of Critical Care Medicine & Anesthesiology

University of Pittsburgh Medical Center

Chair of the Sepsis Advisory Board

Former Section Head of Dialysis and Extracorporeal

Therapy with the Cleveland Clinic Foundation

Chief and Professor of Medicine

Director of the Cooper Heart Institute

University of Medicine and Dentistry of New Jersey

Editor-in-Chief of the journal Critical Care Medicine

Director, Dialysis and Renal Transplantation Programs of

St. Bartolo Hospital (Vicenza, Italy)

Associate Professor of Medicine and Anesthesiology

Director of Critical Care Medicine

Mount Sinai Hospital, University of Toronto

Critical Care Is a Lucrative Market

Critical care is a lucrative market for cost-effective therapies

Cost of treating US critical care patients was

            $82 billion in 2005 or 0.7% of the US GDP *

In 2000, US hospitals lost $6 billion on Medicare

            patients who spent at least 1 day in the ICU vs

            $2 billion profit on those never in the ICU **

Reducing one day in the intensive care unit

            saves ~$2,000 - 4,000 per patient per day

Approved products often achieve rapid market penetration due to lack of competition

Sales and marketing can focus on a targeted group of hospital ICUs

*   Halpern, NA, et al., Crit Care Med 2010, 38(1):65-71.

**  Cooper, L, et al, Crit Care Med 2004, 32(11):2247-2253.

Critical Care Lacks “Active” Therapies

There are few “active” therapies available for serious diseases seen in the intensive care unit

  Severe sepsis and septic shock

  Acute respiratory distress syndrome (ARDS)

  Burn and smoke inhalation injury

  Trauma

  Influenza

  Consequences of surgery

  Severe acute pancreatitis

  Many others

But Treatment Today is Mainly Supportive

  Aside from antibiotics, current standard of care treatment is mainly supportive care that helps keep the patient alive, but does not necessarily hasten recovery or reverse the organ failure that can lead to death

  Patients have a very high risk of death due to multiple organ failure and infection – two of the most common causes of death in the ICU

  Better therapies are needed to prevent, mitigate or treat the root causes of multiple organ failure and infection in order to change the treatment paradigm of  “watchful waiting and hoping for the best”

   to “active treatment”

CytoSorbents is a Critical Care Pure Play

The cornerstone of our strategy to “actively treat”

critical care diseases is

   CytoSorb TM

An efficient cytokine filter that can

potentially reduce deadly inflammation

caused by Cytokine Storm

CytoSorb TM  - Approved For Sale in the E.U.

CytoSorb TM has received European regulatory approval
under the CE Mark and can now be sold

throughout the European Union

  Broad indication as an extracorporeal cytokine filter in situations where cytokines are elevated.  The only product, to our knowledge,

   approved for this specific indication

  Cytokine storm plays a critical damaging role in many

   life-threatening illnesses commonly seen in the intensive care unit.

   CytoSorb can be used “on-label” in these cases

  CytoSorb has met the safety and efficacy label claims of the

   European Medical Devices Directive

    Cytokines: A Dual-Edged Sword

Cytokines are small proteins that, in moderation,
normally help stimulate and regulate the
immune system.  They are required for proper
immune system function

However, in excess, cytokines can cause
disease

But in vast excess, often called “cytokine storm”,

   cytokines can cause organ injury and failure,

   and often death

Shock

Clotting

Cytokine Storm Leads to Organ Failure

Cytokines

Inflammation, Organ Failure and Infection

Lung Injury

Cell Death

Intestinal

Injury

Immune

Paralysis

Cytokine Storm in Action

TeGenero Anti-CD28 monoclonal antibody Phase I Trial

Designed to stimulate the immune system to treat cancer

Phase I safety trial (2006) – 6 healthy adult males

90 minutes:  All had systemic inflammatory response

         Headache, nausea, muscle pain, diarrhea, hypotension

12-16 hours:  All became critically ill

         Severe lung injury, renal failure, DIC

Cytokine storm persisted for 2-3 days

Two with the worst cytokine storm had prolonged shock and severe lung injury

Showed clearly that cytokine storm, and not infection or cancer, was the cause of multiple organ failure

New England Journal of Medicine, 2006:355:1018-28

Treating Cytokine Storm – The Holy Grail

Reduction in Cytokine Storm has been the

target of the industry for three decades

Unfortunately, most drugs and biologics can only reduce a single cytokine or inflammatory mediator

Too much redundancy in the immune system for this strategy to work

A Broad Spectrum Solution is needed that can
remove many different cytokines and toxins

CytoSorb TM is a leader in this field

Blood Flow

Simulated for illustrative

purposes only

CytoSorb TM  Active in Cytokine Sweet Spot

Hemodialysis

0

kDa

10

20

30

40

50

60

70

IL-1ßTNF-a monomer

IFN- monomer

IL-1Ra

IL-10

TNF-a trimer

IFN- dimer

HMGB1

TGF-ß

IL-6

sFas ligand

MCP-1

IL-13

MCP-1
glycosylated

Albumin

IL-8

MIP-1a

IL-18

sTNFR

IL-4

G-CSF

CytoSorb IL-6 Removal from Whole Blood

In vitro circulation system scaled for human treatment

CytoSorb    is State of the Art Technology

CE Mark approved

Very efficient at removing cytokines from whole blood

Biocompatible and hemocompatible – ISO 10993

Good safety track record – 160 canine, >650 human treatments

Massive capacity

Easier to use than dialysis

Compatible with standard hospital dialysis equipment

Inherently high gross margins

3-year shelf life at room temperature

ISO 13485 Full Quality Systems certified re: manufacturing and quality systems

The Sepsis Crisis

Severe sepsis and septic shock are often the result

of an “overwhelming infection”

Afflicts 18 million people worldwide every year and is growing

1 million in the U.S. and 1.5 million in Europe annually

Severe sepsis kills 1 in every 3 despite the best medical treatment.
Septic shock kills 1 in every 2

Kills more people in the U.S. than either heart attacks, strokes, or any single type of cancer

Only Xigris has been approved to treat sepsis, but not widely adopted with only $104M in worldwide sales in 2010 due to concerns of cost,

        efficacy and safety

Time (days to weeks)

Sepsis has two facets but only one is treated

Pro-Inflammatory

Anti-inflammatory

Organ Failure

Death

Recovery

TOXIC

Cytokine Storm

The infectious insult can be treated with antibiotics/antivirals,

but there are currently no therapies to treat cytokine storm

CytoSorb Has Strong Animal Data

      CytoSorb animal models simulating sepsis from a ruptured appendix with no antibiotics and only a single 3-hour treatment…

  Increased survival to 65% (treated) from 12.5% (sham)

Peng, ZY, Carter, MJ, Kellum, JA “Effects of hemoadsorption on cytokine removal and short term survival in rats”  Crit Care Med (2008) 36(5): 1573-7

…with prevention of shock

Peng, ZY, Carter, MJ, Kellum, JA “Effects of hemoadsorptionon cytokine removal and short term survival in rats”  Crit Care Med (2008) 36(5): 1573-7

Effects of hemoadsorption
on mean arterial pressure
(MAP) (Mean +/- SEM, mm
Hg) in the CLP rat sepsis
model.  Hemoadsorption
is shown in the dashed
line while sham results are
shown in the solid line.
MAP was significantly
different over time and
between groups (p<0.01).
For pair-wise
comparisons:
*hemoadsorption vs sham
(p<0.05) and T compared
with baseline (p<0.05)

CytoSorb

Sham

Note the stabilizing effect on blood pressure persists 6 hours after the
3 hour CytoSorb treatment compared to the rapid decline in the control animals

…and reduction of cytokines

20 hours after cecal ligation and puncture, rats were treated for 3 hours with either CytoSorb or sham.  Treatment was discontinued and cytokine values were taken again 6 hours after the end of treatment.

Peng, ZY, Carter, MJ,
Kellum, JA “Effects of
hemoadsorption on
cytokine removal and
short term survival in
rats”  Crit Care Med
(2008) 36(5): 1573-7

Natural log scale demonstrates a 50-80% reduction of cytokines over the 3 hour treatment and persistent reduction 6 hours after treatment cessation, compared to sham, demonstrating control of cytokine storm

Black bars = CytoSorb

White bars = Sham

Conducted a human sepsis pilot comparing standard of care

therapy versus standard of care plus Cyto Sorb treatment in
patients with severe sepsis and respiratory failure

All data from a single major academic site (6 treated, 6 control)
demonstrated substantial improvements in CytoSorb treated patients compared to controls

28-day and 60-day all cause mortality

Ventilator free days

Pace of ventilator weaning

Organ failure scores

Vasopressor use

Days in the intensive care unit

No serious device related adverse events

Positive Human Proof-of-Concept

CytoSorbTM         European Sepsis Trial

Completed a 100 patient randomized,
controlled clinical trial to treat patients with
severe sepsis or septic shock in the setting
of acute respiratory distress syndrome/ALI

  Compared standard of care therapy alone with

     standard of care therapy plus CytoSorb treatment

  Successfully achieved the primary endpoint of the trial, reducing IL-6 by an average of 49.1% (p=0.01) during the CytoSorb treatment period compared to controls

  Data on secondary clinical endpoints is still pending data monitoring

  Treatment was well-tolerated by patients

  No serious device related adverse events in more than 650 human treatments, of which more than 300 have been in septic patients

CytoSorb TM   Controlled Market Release in 2011

Focus will initially be on Germany – the largest medical device market in the E.U. and the third largest in the world

Will conduct a 3-6 month controlled market release of CytoSorb™ in select areas in Germany later in 2011, before a broader launch in
Germany in 2012

Plan to sell direct, targeting the main 380 hospitals in Germany that have more than 400 beds each

Currently ramping manufacturing of CytoSorb™ at our manufacturing facility in New Jersey under CE Mark and ISO 13485 Certification

Building the infrastructure to ensure a smooth transition to a commercialization stage company

Why Germany?

With a population of 82M, and € 250 Billion
spent annually on healthcare, Germany is the
largest medical device market in the E.U.

We have experience in Germany, working with
major thought leaders in sepsis research during
our European Sepsis Trial, many of whom are
part of the SepNet Sepsis Trial Network

           Medical practice and technologies are advanced, with intensivists routinely performing extracorporeal therapies, and ICUs are modern

     We have a good understanding of the medical system and
                reimbursement process

     Sepsis is prevalent, with ~154,000 new cases per year, and remains a major unmet medical need with mortality of ~40%

     Many opportunities exist to use CytoSorb in critical care illnesses with a cumulative total addressable market approaching €1 Billion

Future Commercialization Plans

    CytoSorbents intends to expand its footprint in Europe
and in other countries that accept CE Mark approval

Currently working to establish relationships with independent distributors in other key countries

Targeting strategic partnership or distributorships that could help further drive market adoption and distribution

After successful commercialization in the E.U., the Company intends to conduct clinical registration trials in the U.S. to pursue FDA approval of its products

CytoSorbents seeks partners for its growth technology portfolio protected by 29 issued patents and multiple

applications pending

    CytoSorb™  has blockbuster potential as a cytokine filter

US and EU total addressable market for these apps is ~ $10-15 billion

Limited competition

Differentiated, “best of breed” approach

Highly profitable “razor/razorblade” business model

Near-term commercialization

Favorable DRG reimbursement in US and Germany

Can impact top and bottom line growth of any company in this field

CytoSorbents Seeks Strategic Alliances

Cyto Sorbents has a robust, innovative pipeline with

strong development capabilities

Cyto Sorbents Pipeline

Four human pilot studies
completed

Removal of mid-molecular weight toxins
that are inefficiently removed by standard
dialysis

Improvement of hemodialysis in
end-stage renal disease

BetaSorb™

NAME

INDICATION

DESCRIPTION

STATUS

CytoSorb™

Severe sepsis and septic shock

ARDS/ acute lung injury

Burn and smoke inhalation injury

Trauma

Severe acute pancreatitis

Complications of influenza

Autoimmune disease flares

Highly efficient cytokine filter that is
designed to treat cytokine storm and
inflammation

European CE Mark
approved as a cytokine
filter in cases where
cytokines are elevated

CytoSorb™

Cardiac Surgery

Protection of organ transplants

Highly efficient cytokine filter to reduce
cytokine-induced organ injury

Observational human
study completed

Human pilot study
completed

CST 101

Drug overdose, chemical
exposure or intoxication

Efficient single pass removal of a number
of drugs from blood

Pre-clinical proof of
concept completed

CST 201

Adjunct cancer treatment:
Chemotherapy removal during
high dose regional chemotherapy

Efficient single pass removal of certain
chemotherapy agents from blood

Pre-clinical proof of
concept completed

CST 301

Trauma

Removal of myoglobin from blood caused
by muscle breakdown and
rhabdomyolysis in trauma

Pre-clinical proof of
concept completed

CytoSorb   is uniquely designed to address the key
reasons why our wounded warfighters die

Many Applications for Military Use

  Severe sepsis and septic shock from

   complex, penetrating wound injuries

  Blast burn and smoke inhalation injuries

   from incendiary munitions, IED and

   projectile explosions, and gasoline and

   vehicle fires

  Polytrauma and rhabdomyolysis from

   hemorrhage, blunt trauma, crush injury,

   percussive shock injuries, organ rupture

   and amputations

CytoSorbents is pursuing both military and
government funding of its technologies

CytoSorb™ – A Powerful New Approach

CytoSorb has the potential to help save lives

by reducing the cytokine storm that leads to

multi-organ failure and death from many causes

CytoSorb™

Sepsis

ARDS/ALI

Burns

Smoke

Biowarfare

Trauma

Pancreatitis

Influenza

ISO 13485:2003 certification

Successful trial completion

CE Mark approval

Expansion of pipeline opportunities

European distribution and sales

Out-licensing of technologies

Commencement of a US trial

Government and/or military funding

Stock listing on a national exchange

CytoSorbents Goals and Milestones 2011-12

With success, Cyto Sorbents seeks to transition from a

development stage to a commercialization stage company

with revenue – a major inflection point for the company

CytoSorbents has made excellent progress towards

its stated goals and milestones

Phillip P. Chan, MD, PhD

CEO and President

7 Deer Park Drive, Suite K

Monmouth Junction, NJ 08852

(732) 329-8885

pchan@cytosorbents.com

CytoSorbents Corporation

Working to Save Lives

Through

Blood Purification

OTCBB: CTSO